Exhibit 10.76

EXECUTION COPY

CONSENT AND SIXTH AMENDMENT TO CREDIT AGREEMENT

This CONSENT AND SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Consent and Amendment”), dated as of October 17, 2007, is by and among Spherion Corporation, as borrower (the “Borrower”), each subsidiary of the Borrower party to the Guaranty Agreement (as defined below), each of the Lenders (as defined below) signatory hereto and Bank of America, N.A., as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned such terms in the Credit Agreement (as defined below).

RECITALS:

A.            The Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Credit Agreement, dated as of July 24, 2003, as amended pursuant to that certain First Amendment to Credit Agreement, Security Agreement, Pledge Agreement and Guaranty Agreement dated August 27, 2003, that certain Second Amendment to Credit Agreement dated as of March 30, 2004, that certain Third Amendment to Credit Agreement dated as of July 12, 2004, that certain Fourth Amendment to Credit Agreement dated as of July 29, 2005, and that certain Fifth Amendment to Credit Agreement dated as of September 6, 2005, as further amended by and together with this Consent and Sixth Amendment and as hereinafter amended, modified, supplemented, extended or restated from time to time (the “Credit Agreement”).

B.            The Guarantors and the Agent are parties to that certain Guaranty Agreement, dated as of July 24, 2003 (as amended to the date hereof, the “Guaranty Agreement”).

C.            The Borrower wishes to (i) acquire all of the outstanding equity interests of Technisource, Inc. (the “Technisource Acquisition”) and (ii) to enter into several other smaller acquisitions including (a) Bay State Select, LLC, (b) H.C. Watson Corporation, (c) Interim Personnel of W.N.Y., Inc., and (d) Interim Personnel of Jackson County, Inc. (collectively, the “Other Acquisitions”).

D.            The Borrower has requested, and the Lenders have agreed, subject to the terms and conditions hereof, to consent to the Technisource Acquisition and the Other Acquisitions and to amend the Credit Agreement in respect of such acquisitions as set forth below:

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01            Consents.

(a)           Consent to Technisource Acquisition.  As of the Effective Date (defined below), each of the undersigned, solely with respect to the Technisource Acquisition, consents to the non-compliance with clause (c) of the definition of “Permitted Acquisition” in Annex A to the

Credit Agreement and agrees that for the purposes of the Technisource Acquisition only, clause (c) shall be deemed to read as follows: “(c) after giving effect to such acquisition and payment of the purchase price therefor, Availability (as reduced for any past due accounts payable) is equal to or greater than $35,000,000.” The consent and agreement contained in this Section 1.01(a) is conditioned upon the following: (i) the aggregate cash consideration for the Technisource Acquisition shall not exceed $150,000,000 and (ii) the Technisource Acquisition shall have been consummated in accordance with all of the terms of the definition of “Permitted Acquisition” (other than clause (c) thereof) and the other applicable provisions of the Credit Agreement, including, but not limited to Section 7.20, by no later than December 31, 2007.

(b)           Consent to Other Acquisitions.  As of the Effective Date (defined below), each of the undersigned, solely with respect to the Other Acquisitions, consents to the non-compliance with clause (c) of the definition of “Permitted Acquisition” in Annex A to the Credit Agreement and agrees that for the purposes of the Other Acquisitions only, clause (c) shall be deemed to read as follows: “(c) after giving effect to such acquisitions and payment of the purchase price therefor, Availability (as reduced for any past due accounts payable) is equal to or greater than $35,000,000.” The consent and agreement contained in this Section 1.01(b) is conditioned upon the following: (i) the total aggregate cash consideration for the Other Acquisitions shall not exceed $12,000,000 and (ii) each of the Other Acquisitions shall have been consummated in accordance with all of the terms of the definition of “Permitted Acquisition” (other than clause (c) thereof) and the other applicable provisions of the Credit Agreement, including, but not limited to Section 7.20, by no later than March 31, 2008.

(c)           Additional Acquisitions.  Nothing contained herein shall be deemed to limit the Borrower’s right to consummate the acquisition of the assets or a line of business of a Person or the capital stock or other equity interests of a Person to the extent that such acquisition constitutes a Permitted Acquisition pursuant to the Credit Agreement.

SECTION 1.02             Amendments to Credit Agreement.

(a)           Amendment of Section 7.20. Section 7.20 of the Credit Agreement is hereby deleted in its entirety and the following new Section 7.20 is inserted in replacement thereof:

7.20         New Subsidiaries. The Borrower shall not, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than (a) those Subsidiaries listed on Schedule 6.5, (b) Immaterial Subsidiaries and (c) Subsidiaries acquired in Permitted Acquisitions that become Credit Parties and with respect to which the Borrower shall have delivered all opinions, Loan Documents and other documents and agreements required under Section 8.1 to have been delivered on the Closing Date with respect to comparable Credit Parties.

(b)           Amendments to Annex A to the Credit Agreement.

(i)            The definition of “Borrowing Base” set forth in Annex A to the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in replacement thereof:

“Borrowing Base” means, at any time, an amount equal to the sum of (a) eighty-five percent (85%) of the Net Amount of Eligible Accounts; plus (b) the lesser of (i) seventy-five percent (75%) of the Net Amount of Technisource Unbilled Accounts and (ii) $8,000,000; minus (c) Reserves from time to time established by the Agent in its reasonable credit judgment exercised in good faith and consistent with accepted practices of the asset based lending industry; provided, however, that, notwithstanding the foregoing, no Accounts of any Credit Party acquired or arising after the Closing Date (whether through a Permitted Acquisition or otherwise) shall be included in the calculation of the Borrowing Base until completion of all field examinations, audits and other diligence with respect to such Accounts as required by the Agent with results satisfactory to the Agent; provided, further, that the Agent hereby confirms to the Borrower that such field examinations, audits and other diligence with respect to the Accounts of Technisource and Todays Staffing, Inc. have been completed with results satisfactory to the Agent and that such Accounts may be included in the calculation of the Borrowing Base in accordance with this Agreement to the extent such Accounts constitute Eligible Accounts or Technisource Unbilled Accounts.

(ii)           The following new definitions are inserted in their proper alphabetical order in Annex A to the Credit Agreement:

“Net Amount of Technisource Unbilled Accounts” means, at any time, the gross amount of Technisource Unbilled Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credit allowances, accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owning, granted, outstanding, available or claimed. Notwithstanding the foregoing, on and after April 30, 2008, for purposes of calculation of the Borrowing Base, the Net Amount of Technisource Unbilled Accounts shall be zero (0).

“Technisource” means Technisource, Inc., a Delaware corporation.

“Technisource Unbilled Accounts” means, at any date of determination, Accounts that are unbilled and (a) that are generated by Technisource; (b) arise from amounts charged on an hourly basis and/or are due from State Farm Insurance and, in either case, are supported by signed time cards or such other documentation as is reasonably acceptable to the Agent; (c) can be confirmed by the Agent as billed within thirty (30) days of creation of such Accounts; and (d) otherwise constitute Eligible Accounts hereunder except for the fact that they are unbilled.

(c)           Amendment to Exhibit B to the Credit Agreement. Exhibit B of the Credit Agreement is hereby deleted in its entirety and shall be replaced by a new “Exhibit B” as set forth on Annex 1 attached hereto.

(d)           Amendment to Disclosure Schedules. Schedules 6.3, 6.7, 6.12, 6.13 and 6.14 to the Credit Agreement are hereby updated and replaced by the corresponding Schedules attached as Annex 2 hereto.

SECTION 1.03     Representations and Warranties. The Borrower hereby represents and warrants to each Lender and the Agent, on the Effective Date (as hereinafter defined), as follows:

(a)           After giving effect to this Consent and Amendment, the representations and warranties set forth in Article 6 of the Credit Agreement, in each other Loan Document and in the Canadian Facility Guaranty, are true and correct in all material respects on and as of the date hereof and on and as of the Effective Date with the same effect as if made on and as of the date hereof or the Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an early date.

(b)           Each of the Borrower and the other Credit Parties is in compliance with all terms and conditions of the Credit Agreement the other Loan Documents and the Canadian Facility Guaranty on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.

(c)           The execution, delivery and performance by the Borrower and each other Credit Party of this Consent and Amendment has been duly authorized by the Borrower and each other Credit Party, as applicable and there is no action pending or any judgment, order or decree in effect which is likely to restrain, prevent or impose materially adverse conditions upon the performance by the Borrower or any other Credit Party of its obligations under the Credit Agreement, the other Loan Documents or the Canadian Facility Guaranty.

(d)           This Consent and Amendment constitutes the legal, valid and binding obligation of each Credit Party, enforceable against each such Credit Party in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

(e)           The execution, delivery and performance by the Borrower and each other Credit Party of this Consent and Amendment do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of each Credit Party or any of its Subsidiaries, by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture, or instrument to which the Borrower is a party or which is binding upon it, (ii) any Requirement of Law applicable to any Credit Party or any of its Subsidiaries, or (iii) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of any Credit Party or any of its Subsidiaries.

SECTION 1.04              Effectiveness. The consents contained in Section 1.01 and the amendments contained in Section 1.02 shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “Effective Date”):

(a)           The Agent shall have received duly executed counterparts of this Consent and Amendment which, when taken together, bear the authorized signatures of the Borrower, the Guarantors, the Agent and each of the Lenders.

(b)           The Agent shall have received certified copies of resolutions or other action, incumbency certificates and/or other certificates of duly authorized officers of the Borrower as the Agent may reasonably require evidencing the identity, authority and capacity of each duly authorized officer authorized to act on behalf of the Borrower in connection with this Consent and Amendment;

(c)          The Agent and the Lenders shall be satisfied that the representations and warranties set forth in Section 1.03 of this Consent and Amendment are true and correct on and as of the Effective Date and that no Default or Event of Default has occurred and is continuing on and as of the Effective Date.

(d)         The Agent shall have received all fees and expenses to be paid by the Borrower pursuant to Section 1.05 of this Consent and Amendment.

(e)          The Agent shall have received such other documents, legal opinions, instruments and certificates relating to this Consent and Amendment as it shall reasonably request and such other documents, legal opinions, instruments and certificates that shall be reasonably satisfactory in form and substance to the Agent and the Lenders. All corporate proceedings taken or to be taken in connection with this Consent and Amendment and documents incidental thereto whether or not referred to herein shall be reasonably satisfactory in form and substance to the Agent and the Lenders.

The Agent agrees that it shall, promptly following any written request of the Borrower, confirm to the Borrower in writing in reasonable detail which, if any, of the preceding conditions precedent (other than the conditions contained in clause (c) above) have not been satisfied, or, alternatively, confirm to the Borrower in writing that such conditions precedent have been satisfied.

SECTION 1.05             Fees and Expenses.

(a)           The Borrower shall pay to the Agent by wire transfer of immediately available funds for the ratable benefit of each Lender, a non-refundable fee equal to 0.10% of the Total Facility, which fee shall be deemed fully earned on the Effective Date.

(b)           The Borrower shall pay all reasonable out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, execution and delivery of this Consent and Amendment, including, but not limited to, the reasonable fees and disbursements of counsel to the Agent.

SECTION 1.06              Cross-References. References in this Consent and Amendment to any Section are, unless otherwise specified, to such Section of this Consent and Amendment.

SECTION 1.07              Instrument Pursuant to Credit Agreement. This Consent and Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 1.08              Further Acts. Each of the parties to this Consent and Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Consent and Amendment.

SECTION 1.09              Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)           THIS CONSENT AND AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS CONSENT AND AMENDMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS CONSENT AND AMENDMENT, EACH OF THE BORROWER, EACH OTHER CREDIT PARTY, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, EACH OTHER CREDIT PARTY, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS CONSENT AND AMENDMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ANY OTHER CREDIT PARTY OR THEIR RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(c)           THE BORROWER AND EACH OTHER CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT

ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 13.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

(d)           THE BORROWER, EACH OTHER CREDIT PARTY, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS CONSENT AND AMENDMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, EACH OTHER CREDIT PARTY, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS CONSENT AND AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

SECTION 1.10              Counterparts.  This Consent and Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent and Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Consent and Amendment.

SECTION 1.11              Severability.  In case any provision in or obligation under this Consent and Amendment or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 1.12              Benefit of Agreement.  This Consent and Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

SECTION 1.13              Integration.  This Consent and Amendment represents the agreement of the Borrower, the Guarantors, the Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 1.14              Confirmation.  Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects. Each Guarantor ratifies and confirms the Facility Guaranty as in full force and effect after giving effect to this Consent and Amendment.

SECTION 1.15              Loan Documents.  Except as expressly set forth herein, the consents and amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each of the consents and amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such consents and amendments. Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms “Agreement”, “herein”, “hereinafter” “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Credit Agreement.

(Signature Pages Follow)

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent and Amendment to be duly executed and delivered as of the date first above written.

BORROWER AND GUARANTORS:

SPHERION CORPORATION

By:	/s/ A. Patrick Beharelle
Name: A. Patrick Beharelle
Title: Senior Vice President - Operations

SPHERION ASSESSMENT INC.

By:	/s/ A. Patrick Beharelle
Name: A. Patrick Beharelle
Title: Senior Vice President - Operations

SPHERION ATLANTIC ENTERPRISES LLC

By:	/s/ A. Patrick Beharelle
Name: A. Patrick Beharelle
Title: Senior Vice President - Operations

SPHERION ATLANTIC RESOURCES LLC

By:	/s/ A. Patrick Beharelle
Name: A. Patrick Beharelle
Title: Senior Vice President - Operations

SPHERION (EUROPE) INC.

By:	/s/ A. Patrick Beharelle
Name: A. Patrick Beharelle
Title: Senior Vice President - Operations

[Signature Page to Consent and Sixth Amendment]

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SPHERION FINANCIAL CORPORATION

By:	/s/ A. Patrick Beharelle
Name: A. Patrick Beharelle
Title: Senior Vice President - Operations

SPHERION U.S. INC.

By:	/s/ A. Patrick Beharelle
Name: A. Patrick Beharelle
Title: Senior Vice President - Operations

NORCROSS TELESERVICES L.P.
By: Norcross Holdings, LLC its general partner

By:	/s/ A. Patrick Beharelle
Name: A. Patrick Beharelle
Title: Senior Vice President - Operations

NORRELL CORPORATION

By:	/s/ A. Patrick Beharelle
Name: A. Patrick Beharelle
Title: Senior Vice President - Operations

[Signature Page to Consent and Sixth Amendment]

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AGENT AND COLLATERAL AGENT:

BANK OF AMERICA, N.A., as the Agent

By:	/s/ Stephen y. McGehee
Name:	STEPHEN Y. McGEHEE
Title:	SENIOR VICE PRESIDENT

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Stephen y. McGehee
Name:	STEPHEN Y. McGEHEE
Title:	SENIOR VICE PRESIDENT

JPMORGAN CHASE BANK, N.A.
(formerly known as JPMORGAN CHASE BANK)

By:	/s/ J. Devin Mock
Name:	J. Devin Mock
Title:	Vice President

THE CIT GROUP/ BUSINESS CREDIT, INC.

By:	/s/ Mark J Long
Name:	Mark J Long
Title:	VP

HSBC BUSINESS CREDIT (USA) INC.

By:	/s/ Jimmy Schwartz
Name:	Jimmy Schwartz
Title:	Vice President

[Signature Page to Consent and Sixth Amendment]

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WELLS FARGO FOOTHILL, LLC

By:	/s/ Krista Wade
Name:	Krista Wade
Title:	Assistant Vice President

CITIZENS BANK OF MASSACHUSSETTS

By:	/s/ Todd Pacifico
Name:	TODD PACIFICO
Title:	VICE PRESIDENT

PNC BANK, N.A.

By:	/s/ Jerold Slutsky
Name:	JEROLD SLUTSKY
Title:	Vice-President

[Signature Page to Consent and Sixth Amendment]

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